UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2017, the board of directors (the “Board”) of Iconix Brand Group, Inc., a Delaware corporation (the “Company”), appointed F. Peter Cuneo, the current Chairman of the Board, as Executive Chairman of the Board.

As Executive Chairman, Mr. Cuneo will be focused on evaluating strategic opportunities, overseeing the financial and legal functions and working towards stabilizing the Company’s balance sheet.

John N. Haugh will continue to serve as the Company’s Chief Executive Officer and will remain focused on the core licensing and brand management functions.

Pursuant to an employment agreement dated as of December 18, 2017 (the “Employment Agreement”) between the Company and Mr. Cuneo, as Executive Chairman of the Board, commencing January 1, 2018, Mr. Cuneo will receive a yearly salary equal to $490,000, $80,000 of which will be paid on January 1, 2018, and the remainder of such salary (in an amount equal to $410,000 ($34,167 per month)), shall be paid to Mr. Cuneo in accordance with the Company’s payroll practices and policies then in effect and prorated for any partial period. Either the Company or Mr. Cuneo may terminate his employment as Executive Chairman for any reason or for no reason; provided that Mr. Cuneo shall provide 30 days notice prior to any such termination. The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

F. Peter Cuneo, 73, has served as Chairman of the Company’s Board since January 2017. Prior to that, he served as the Company’s Executive Chairman from April 2016 until December 2016, and as the Company’s Executive Chairman and Interim Chief Executive Officer from August 2015 until April 2016. Mr. Cuneo has served on the Company’s Board of Directors since October 2006. From June 2004 through December 2009 Mr. Cuneo served as the Vice Chairman of the Board of Directors of Marvel Entertainment, Inc. (“Marvel Entertainment”), a publicly traded entertainment company active in motion pictures, television, publishing, licensing and toys, and prior thereto, he served as the President and Chief Executive Officer of Marvel Entertainment from July 1999 to December 2002. Mr. Cuneo has also served as the Chairman of Cuneo & Co., L.L.C., a private investment firm, since July 1997 and previously served on the Board of Directors of WaterPik Technologies, Inc., a New York Stock Exchange company engaged in designing, manufacturing and marketing health care products, swimming pool products and water-heating systems, prior to its sale in 2006. From October 2004 to December 2005, he served on the Board of Directors of Majesco Entertainment Company, a provider of video game products primarily for the family oriented, mass market consumer. Mr. Cuneo received a Bachelor of Science degree from Alfred University in 1967 and served as the Chairman of the Alfred University Board of Trustees from 2007 to 2013. Mr. Cuneo received a Masters degree in business administration from Harvard Business School in 1973. Mr. Cuneo was a naval officer and veteran of the Vietnam War. The Board of Directors believes that Mr. Cuneo’s extensive business and financial background and significant experience as an executive of Marvel Entertainment, an owner and licensor of iconic intellectual property, contributes important expertise to the Company’s Board of Directors.

Item 7.01	Regulation FD Disclosure.

On December 18, 2017, the Company issued a press release announcing the appointment of Peter Cuneo as Executive Chairman of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 13, 2017, certain of the Company’s subsidiaries, Icon DE Intermediate Holdings LLC, Icon Brand Holdings LLC, Icon DE Holdings LLC and Icon NY Holdings LLC (together, the “Co-Issuers”), received a waiver of default and event of default through January 28, 2018 (the “Waiver”) pursuant to the Base Indenture dated as of November 29, 2012 (as supplemented or amended from time to time, the “Base Indenture”) by and among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”) and securities intermediary. The Waiver is limited solely to the default arising from the Company’s previously disclosed failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 (the “10-Q”) and to deliver the financial statements to be contained in the 10-Q (the “Third Quarter Financial Statements”) as required pursuant to the Base Indenture (the “Default”). The Waiver provides the Company with additional time to deliver the Third Quarter Financial Statements and aligns the cure period for the Default with the cure period granted to the Company under the Management Agreement dated as of November 29, 2012 by and among the Co-Issuers, the Company and the Trustee. The Default will be cured by the Company’s filing of the 10-Q prior to January 28, 2018 and its delivery of the Third Quarter Financial Statements as required pursuant to the Base Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Executive Employment Agreement by and between F. Peter Cuneo and the Company entered into as of December 18, 2017.

99.1	Press Release dated December 18, 2017.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement by and between F. Peter Cuneo and the Company entered into as of December 18, 2017.

99.1	Press Release dated December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ Jason Schaefer
Name:	Jason Schaefer
Title:	Executive Vice President and General Counsel

Date: December 18, 2017